Exhibit 99.1

Comerica Incorporated San Francisco Roadshow April 2008 Beth Acton Chief Financial Officer Dale Greene Chief Credit Officer

2 Safe Harbor Statement Any statements in this news release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "outcome," "continue," "remain," "maintain," "trend," "objective" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica’s management based on information known to Comerica’s management as of the date of this news release and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica’s management for future or past operations, products or services, and forecasts of Comerica’s revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica’s management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica’s actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in the pace of an economic recovery and related changes in employment levels, changes related to the headquarters relocation or to its underlying assumptions, the effects of war and other armed conflicts or acts of terrorism, the effects of natural disasters including, but not limited to, hurricanes, tornadoes, earthquakes and floods, the disruption of private or public utilities, the implementation of Comerica’s strategies and business models, management’s ability to maintain and expand customer relationships, changes in customer borrowing, repayment, investment and deposit practices, management’s ability to retain key officers and employees, changes in the accounting treatment of any particular item, the impact of regulatory examinations, declines or other changes in the businesses or industries in which Comerica has a concentration of loans, including, but not limited to, the automotive production industry and the real estate business lines, the anticipated performance of any new banking centers, the entry of new competitors in Comerica’s markets, changes in the level of fee income, changes in applicable laws and regulations, including those concerning taxes, banking, securities and insurance, changes in trade, monetary and fiscal policies, including the interest rate policies of the Board of Governors of the Federal Reserve System, fluctuations in inflation or interest rates, changes in general economic, political or industry conditions and related credit and market conditions, and adverse conditions in the stock market. Comerica cautions that the foregoing list of factors is not exclusive. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this news release or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Legal

3 Our Strategy To deliver attractive returns to our shareholders over time by: • Exporting our expertise to higher growth markets • Continued investments to achieve balance amongst our businesses • Building and enhancing customer relationships • Improving risk management processes • Holding ourselves accountable Strategic Overview

4 Comerica: A Brief Overview Among the top 20 bank holding companies in the U.S. Largest headquartered bank in Texas $67 billion in assets at March 31, 2008 Founded over 150 years ago Major markets include: Relationship banking focus is prime differentiator Key focus on superior risk management and credit quality Solid capital position, investing in our future Committed to providing long term value to our shareholders • California • Arizona • Michigan • Texas • Florida Corporate Overview

5 Lines of Businesses: At a Glance Lending & Leasing Treasury Management International Trade Services Trust services Private Banking Investment management Brokerage and Insurance 420 banking centers* 716,000 Personal Banking customers* 95,000 Small Business customers* Call centers, ATMs, Web Banking Competitive advantage: Relationship Banking National Platforms #9 among bank holding companies with the most commercial and industrial loans* Middle Market represents 32% of avg. total loans in 1Q08 Loan growth momentum in Texas and Western markets Sound credit standards Sophisticated credit management tools Focus on solid investment performance Open architecture platform Customized, flexible solutions Efficiency gains 39% of avg. total deposits in 1Q08 Plan to open about 32 new banking centers in 2008, all in high growth markets Not a mass market retail bank Target small businesses, middle market, business owners and the affluent Business Bank Wealth & Institutional Management Retail Bank Line of Business Overview * At March 31, 2008

6 Our Core Businesses Business Bank Complete spectrum of credit and noncredit financial products, cash management and international trade services The Retail Bank Personalized financial products & services to consumers and small businesses Wealth & Institutional Management Serves the needs of affluent clients, foundations and corporations Business Bank $1,617MM 56% W&IM $428MM 15% Retail Bank $847MM 29% 2007 Revenue By Business Segment* *Full year 2007 revenues of $2.9 billion from continuing operations (FTE) excluding Finance & Other Businesses Major Business Lines

7 Where We Operate Midwest $1,334MM 46% Western $837MM 29% Texas $365MM 13% Florida $61MM 2% * The U.S. Census Bureau **Full year 2007 revenues of $2.9 billion from continuing operations (FTE) excluding Finance & Other Businesses; Geography based on office of origination; Midwest includes: MI, OH, IL; Western includes: CA, AZ, NV, CO, WA; Other Markets include markets not separately identified above in addition to businesses with a national perspective Other Markets $190MM 6% Int’l $105MM 4% Exporting our 150 year relationship banking expertise to high growth markets Operate in seven of the eleven largest U.S. cities California, Arizona, Texas and Florida to account for over onehalf of U.S. population growth between 2000 and 2030* Geographic footprint diversifies earnings mix 2007 Revenue By Market Segment** Major Geographic Markets

8 Corporate Headquarters Relocated to Dallas Building on 20 year presence in Texas Largest bank headquartered in Texas Total of 79 banking centers in Dallas, Houston and Austin markets; locations up nearly 60% in last 3½ years Rolled out additional Wealth Management products: 401K, Insurance, Institutional Brokerage Warm welcome resulting in new opportunities Active community involvement Corporate News

9 Why We Believe We’re Different Relationships are Priority One • Big bank services, community bank feel • Focused on growing and maintaining long-term relationships • Relationship Managers known for ingenuity, flexibility and responsiveness Business Bank Focus • Among the top 10 bank holding companies with the most commercial and industrial loans* • Clear understanding of our customers and their banking needs • Natural entry point to cross-sell other services “Banking Centers” not Branches • Targets Middle Market, Small Business, Wealth Management and mass affluent • Supports all Lines of Business and each Line of Business is held accountable •Meeting average 18 month accretion target Focused on Superior Risk Management • Robust reserving process • No subprime mortgage programs, SIVs, CDOs or other exotic debt structures Corporate Overview * At March 31, 2008

10 Better Positioned to Navigate the Storm Most current banking industry volatility issues largely outside business model No asset-backed commercial paper or SIVs No subprime mortgage programs Minimal residential and consumer loans Risk management culture and sophistication Our Approach Enables Growth Without Distraction Strong deposit growth: geographic diversification accelerated Strong loan growth: geographic and business sector diversification Superior product diversification/increasing fee income Strong capital position Corporate Overview

11 First Quarter 2008 Highlights

12 Financial Results $ in millions, except per share data Data has been restated to reflect the results of Munder Capital Management as a discontinued operation $407 $450 $403 Noninterest expenses $203 $230 $237 Noninterest income $23 $108 $159 Provision for loan losses 3.82% 3.43% 3.22% Net interest margin $502 $489 $476 Net interest income 14.86% 9.20% 8.51% Return on equity from continuing operations $1.19 $0.79 $0.73 Diluted EPS $1.19 $0.77 $0.73 Diluted EPS from continuing operations $190 $119 $109 Net Income 1Q07 4Q07 1Q08 1Q08 Highlights

13 First Quarter 2008 Results *Excludes Financial Services Division; Analysis of 1Q08 compared to 4Q07 **CRE: Commercial Real Estate Annualized average loan growth of 10%* • Texas: 14% • Western: 10% • Midwest: 9% Noninterest bearing deposit growth of 12%* Net interest margin of 3.22% Credit quality • Allowance for loan losses to total loans increased to 1.16% • Credit quality concerns primarily focused on CA residential real estate • Net credit-related charge-offs as a percentage of average total loans of 85 bps or 31 bps excluding CRE** Line of Business Solid capital position 1Q08 Highlights

14 Net Interest Income Net interest income of $476 million • Good loan and deposit growth • Securities portfolio increased • One less day in first quarter ($5 million) Net interest margin of 3.22% • Reduced contribution from noninterest bearing deposits in a lower rate environment • Loan growth outpacing deposit growth • Securities portfolio increased • Lowered deposit rates NII & NIM As of 1Q08

15 Noninterest Income Growth in fee income: • Investment banking fees • Deposit service charges Gain on sale of Visa shares Seasonal decline in commercial lending fees Decline in principal investing and warrant income $150 $175 $200 $225 $250 1Q07 2Q07 3Q07 4Q07 1Q08 1Q08 vs. 4Q07 $ in millions Noninterest Income

16 Texas $7.7B 15% Western $16.1B 32% Midwest $19.0B 37% Florida $1.9B 4% Int'l $2.2B 4% Other Markets $4.2B 8% Texas $6.4B 14% Western $14.6B 31% Midwest $18.7B 40% Florida $1.6B 3% Int'l $2.1B 4% Other Markets $3.9B 8% Achieving Geographic Loan Growth 1Q08: $51.1 billion* 1Q07: $47.3 billion* *Excludes average Financial Services Division loans of $1.6B in 1Q07 and $0.8B in 1Q08 Geography based on office of origination; Midwest: MI, OH, IL; Western: CA, AZ, NV, CO, WA; Other Markets include markets not separately identified above in addition to businesses with a national perspective Year-over-Year Average Loan Outstandings up 8%* Loans

17 Global Corp Banking $6.1B 12% Commercial Real Estate $7.0B 14% Middle Market $16.7B 33% Nat'l Dealer Services $5.2B 10% Specialty Businesses** $5.5B 11% Personal Banking $2.1B 4% Small Business Banking $4.2B 8% Private Banking $4.3B 8% Private Banking $3.8B 8% Small Business Banking $4.0B 8% Personal Banking $2.1B 4% Specialty Businesses** $4.5B 10% Nat'l Dealer Services $5.3B 11% Middle Market $15.9B 34% Commercial Real Estate $6.5B 14% Global Corp Banking $5.2B 11% Balanced Line of Business Loan Portfolio Year-over-Year Average Loan Outstandings up 8%* * Excludes average Financial Services Division loans of $1.6B in 1Q07 and $0.8B in 1Q08 ** Specialty Businesses include: Entertainment, Energy, Leasing, and Technology and Life Sciences 1Q08: $51.1 billion* 1Q07: $47.3 billion* Loans

18 Loan Momentum Continues in Growth Markets 7% 3.9 -1% 4.2 4.2 Other Markets 15% 1.6 9% 1.7 1.9 Florida 9% 2.1 4% 2.2 2.2 International 6% $48.9 2% $50.7 $51.9 TOTAL 8% $47.3 3% $49.8 $51.1 > EXCLUDING FSD 19% 6.4 4% 7.4 7.7 Texas 4% 10% 16.2 14.6 2% 3% 16.6 15.7 16.9 16.1 Western > Excluding FSD 2% $18.7 2% $18.6 $19.0 Midwest Y – Y% Chg 1Q07 Q – Q% Chg 4Q07 1Q08 Average loans in $billions; % change based on full dollar amounts Geography based on location of loan office Western includes: CA, AZ, NV, CO, WA Loans

19 Diverse Line of Business Loan Growth 6% 8% $48.9 $47.3 2% 3% $50.7 $49.8 $51.9 $51.1 TOTAL > EXCLUDING FSD 15% $3.8 4% $4.2 $4.3 SUBTOTAL – WEALTH & INSTITUTIONAL MANAGEMENT 15% 3.8 4% 4.2 4.3 Private Banking 3% $6.1 1% $6.2 $6.3 SUBTOTAL – RETAIL BANK -5% 2.1 -3% 2.1 2.1 Personal Banking 7% 4.0 3% 4.1 4.2 Small Business Banking 6% $39.0 2% $40.3 $41.3 SUBTOTAL – BUSINESS BANK 3% 21% 6.1 4.5 1% 4% 6.2 5.3 6.3 5.5 Specialty Businesses* > Excluding FSD -2% 5.3 2% 5.1 5.2 National Dealer Services 18% 5.2 8% 5.7 6.1 Global Corporate Banking 7% 6.5 1% 6.9 7.0 Commercial Real Estate 5% $15.9 1% $16.4 $16.7 Middle Market Y – Y% Change 1Q07 Q – Q% Change 4Q07 1Q08 Average loans in $billions; % change based on full dollar amount * Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS Loans

20 First Quarter 2008 Average Loans Detail $4.2 $-- -- $0.0 0.0 -- $4.2 0.6 0.4 0.7 1.3 $1.2 Other Markets $1.9 $0.6 0.6 $-- -- -- $1.3 0.0 0.5 0.1 0.5 $0.2 Florida $51.9 $2.2 $7.7 $16.9 $19.0 TOTAL $4.3 $-- $0.5 $1.4 $1.8 SUBTOTAL – WEALTH & INSTITUTIONAL MANAGEMENT 4.3 -- 0.5 1.4 1.8 Private Banking $6.3 $-- $1.2 $1.1 $4.0 SUBTOTAL – RETAIL BANK 2.1 -- 0.2 0.1 1.8 Personal Banking 4.2 -- 1.0 1.0 2.2 Small Business Banking $41.3 $2.2 $6.0 $14.4 $13.2 SUBTOTAL – BUSINESS BANK 6.3 -- 2.2 2.3 1.2 Specialty Businesses* 5.2 -- 0.3 3.2 0.8 National Dealer Services 6.1 2.2 0.3 1.1 1.7 Global Corporate Banking 7.0 -- 1.2 2.7 1.3 Commercial Real Estate $16.7 $-- $2.0 $5.1 $8.2 Middle Market TOTAL International Texas Western Midwest $ in billions; geography based on office of origination. * Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS Loans

21 Growing Deposits 1Q08 total deposits of $44.1 billion Average noninterest-bearing deposits* grew 12% Deposits grew in: • Middle Market • Global Corporate Banking • Technology & Life Sciences • Personal Banking • Private Banking Average core deposits* increased: • 3% in the West • 2% in Texas $ in billions *Excludes Finance/Institutional CDs, and Financial Services Division balances; 1Q08 vs 4Q07 annualized $0 $10 $20 $30 $40 1Q07 2Q07 3Q07 4Q07 1Q08 Noninterest-bearing Customer CDs / Foreign Office Time Savings Deposits Money Market & NOW Average Core Deposits* Deposits

22 Plan to open about 32 new banking centers in 2008, all in high growth markets 30 2 0 12 3 13 2007 3 0 0 0 1 2 3/08 Total 3/08 Full Year 2008 2006 2005 Location of New Banking Centers 32 0 1 12 5 14 18 1 0 7 2 8 9 2 Arizona 420 25 Total 238 1 Michigan 9 3 Florida 79 7 Texas 85 12 California Investing to Accelerate Growth and Balance: Banking Center Expansion Deposits

23 New Banking Center Deposits $0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000 $2,250 3/05 6/05 9/05 12/05 3/06 6/06 9/06 12/06 3/07 6/07 9/07 12/07 3/08 Month Average CAGR: 19 % Personal Banking – 30% Business Bank – 38% Small Business Banking – 15% WIM - 17% Millions Deposits

24 Line of Business Average Deposits N/M 6.5 N/M 6.6 8.4 Finance/Other2 3% 8% $42.6 $37.9 4% 5% $42.4 $39.2 $44.1 $41.1 TOTAL > EXCLUDING FSD 14% $2.3 3% $2.6 $2.6 SUBTOTAL – WEALTH & INSTITUTIONAL MANAGEMENT 14% 2.3 3% 2.6 2.6 Private Banking 1% $17.1 -1% $17.3 $17.2 SUBTOTAL – RETAIL BANK 1% 13.2 1% 13.3 13.3 Personal Banking 1% 3.9 -4% 4.0 3.9 Small Business Banking -5% 7% $16.7 $12.0 0% 1% $15.9 $12.7 $15.9 $12.9 SUBTOTAL – BUSINESS BANK >Excluding FSD -14% 19% 8.0 3.3 -2% 2% 7.0 3.8 6.9 3.9 Specialty Businesses1 > Excluding FSD -4% 0.1 -3% 0.1 0.1 National Dealer Services 11% 3.3 1% 3.7 3.7 Global Corporate Banking -16% 1.0 -8% 0.9 0.9 Commercial Real Estate 1% $4.3 2% $4.2 $4.3 Middle Market Y – Y% Change 1Q07 Q – Q% Change 4Q07 1Q08 Average deposits in $billions; % change based on full dollar amount 1 Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS 2 Finance/Other includes Inst. CD’s: 1Q08 - $7.3B; 4Q07 - $5.8B; 1Q07 - $5.8B Deposits

25 First Quarter 2008 Average Deposits Detail $1.5 -- $0.0 0.0 $-- -- -- $1.5 0.7 -- 0.4 0.3 $0.1 Other Markets $0.8 -- $-- -- $-- -- -- $0.8 -- -- 0.8 -- $-- International 8.4 -- -- -- 8.4 Finance/Other2 $44.1 $0.4 $4.0 $12.9 $24.5 TOTAL $2.6 $0.3 $0.3 $1.3 $0.7 SUBTOTAL – WEALTH & INSTITUTIONAL MANAGEMENT 2.6 0.3 0.3 1.3 0.7 Private Banking $17.2 $-- $2.7 $2.0 $12.5 SUBTOTAL – RETAIL BANK 13.3 -- 1.7 1.0 10.6 Personal Banking 3.9 -- 1.0 1.0 1.9 Small Business Banking $15.9 $0.1 $1.0 $9.6 $2.9 SUBTOTAL – BUSINESS BANK 6.9 -- 0.5 5.6 0.1 Specialty Businesses1 0.1 0.0 0.0 0.1 0.0 National Dealer Services 3.7 0.0 0.2 0.4 1.9 Global Corporate Banking 0.9 0.1 0.1 0.2 0.2 Commercial Real Estate $4.3 $0.0 $0.2 $3.3 $0.7 Middle Market TOTAL Florida Texas Western Midwest Average deposits in $billions 1 Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS 2 Finance/Other includes $7.3B in Institutional CD’s; included in Finance Division segment Deposits

26 Financial Services Division Data 3.91% 3.78% 2.77% FSD Interest-bearing Deposits 0.68% 0.98% 1.12% FSD Loans (Primarily Low-rate) Average Rates $14 $7 $6 Customer Services Noninterest Expenses $1.6 $0.9 $0.8 Total Loans $4.7 $3.2 $3.0 Total Deposits 1.2 1.1 1.1 Interest-bearing $3.5 $2.1 $1.9 Noninterest-bearing Average Balance Sheet 1Q07 4Q07 1Q08 Balance Sheet data in $billions; Noninterest Expense data in $millions 2008 Full Year Outlook: Average noninterest-bearing deposits are expected to be about $1.7 to $1.9 billion Average loans are expected to fluctuate with the level of noninterest-bearing deposits Specialty Businesses

27 Focus on Achieving Expense Control Stable Headcount New Banking Center Expense in $millions, actual headcount (FTE: Full Time Equivalent) data $0 $3 $6 $9 $12 $15 $18 $21 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 9,250 9,500 9,750 10,000 10,250 10,500 10,750 11,000 New Banking Center Expense Headcount (FTE) Headcount (FTE) Excluding New Banking Center Employees Stable Headcount Despite Banking Center Expansion Program Expense Control

28 2008 Full Year Outlook Loan growth (excluding the Financial Services Division)*: mid single-digit growth • Texas low double-digit* • West mid to high single-digit* • Midwest low single-digit* Average earning asset growth: in excess of average loan growth Net interest margin: around 3.10% Net credit-related charge-offs: around 75 to 80 bps** Noninterest income*: low single-digit increase Noninterest expense*: low single-digit decrease Effective tax rate: about 28% Tier 1 common ratio: maintain within 6.50-7.50% target range This outlook is provided as of April 17, 2008 * Percentage change over 2007 ** Provision for credit losses exceeding net credit-related charge-offs Full Year Outlook

29 Risk Management

30 How Comerica Delivers Credit Risk Management Risk Management Continuous review of policies Quantitatively based risk models Credit Loss Forecasting model Migration studies Independent Asset Quality Review function Highly effective Special Asset Group

31 Credit Quality 0.49% 0.83% 1.07% Nonperforming assets to total loans and foreclosed property 1.04% 1.10% 1.16% Allowance for loan losses to total loans 0.16% 0.16% 0.50% 0.25% 0.85% 0.31% Net credit-related* charge-offs to average total loans • Excluding CRE Line of Business 229% 138% 112% Allowance for loan losses to nonperforming loans 1Q07 4Q07 1Q08 * Includes net loan charge-offs and net charge-offs on lending-related commitments Risk Management

32 Private Banking $7MM 1% Small Business Banking $50MM 9% Commercial Real Estate $383MM 71% Middle Market $78MM 15% Other Business Lines $20MM 4% Granular Nonaccrual Loans March 31, 2008: $538 million By Line of Business March 31, 2008 period-end balances in $millions 47% of nonaccrual loans located in the Western market Average write-down to nonaccrual loans: 31% Granularity of commercial nonaccrual loans: 0 0 Over $25M 360 $536 Total 13 202 $10 – $25M 22 156 $5 – $10M 325 $178 Under $5M # of Relationships Outstanding Risk Management

33 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% UB USB PNC MTB* BBT CMA ZION RF KEY MI* STI NCC FITB HBAN Total Comerica: 1.07% Comerica CRE: 0.73%, Comerica Non-CRE: 0.34% Peer Group Average: 1.46% Nonperforming Assets to Total Loans and Foreclosed Property At March 31, 2008 Source: company reports; CRE: Commercial Real Estate * Represents ratio of nonperforming loans to total loans Nonperforming Assets Comparison Risk Management

34 Texas $5MM Western $66MM Midwest $28MM Florida $10MM International $1MM Texas $3MM Western $22MM Midwest $37MM Other Markets $1MM Net Loan Charge-offs by Geography 1Q08: $110 million 4Q07: $63 million $ in millions Risk Management

35 Commercial Real Estate Loan Portfolio Commercial Mortgages* $1.4B 9% Real Estate Construction* $4.1B 28% Primarily Owner Occupied Commercial Mortgages $9.5B 63% 1Q08: $15.0 billion 1Q08 averages in $billions *Included in Commercial Real Estate line of business Commercial Real Estate line of business: Loan outstandings grew in TX and Mortgage Banking (1Q08 vs 4Q07) Nonaccrual loans of $383 million Loans over $2 million transferred to nonaccrual totaled $233 million Net loan charge-offs of $75 million Risk Management

36 Land Carry $0.7B 14% Land Development $0.7B 13% Single Family $1.5B 27% Retail $0.8B 14% Multi-family $0.7B 12% Commercial $0.3B 5% Office $0.4B 8% Multi-use $0.4B 7% Texas $1.0B 18% Michigan $0.9B 16% Western $2.5B 45% Florida $0.6B 11% Other Markets $0.5B 10% Commercial Real Estate Line of Business March 31, 2008 Loan Outstandings: $5.5 billion* By Project Type By Geography March 31, 2008 balances in $billions; Geography reflects location of property * Excludes $1.5B in Commercial Real Estate line of business loans not secured by real estate Risk Management

37 Real Estate Construction Loans: Commercial Real Estate Line of Business 0.2 0.0 -- 0.1 0.0 0.1 Office 0.5 0.1 0.1 0.2 0.0 0.1 Multi-family 0.3 0.0 0.0 0.1 0.0 0.2 Multi-use 0.2 0.0 0.0 0.0 0.1 0.1 Commercial 0.1 -- -- -- -- 0.1 Land Carry $0.4 0.1 0.1 $0.1 Other Markets $4.1 $0.4 $0.9 $0.4 $2.0 TOTAL 0.7 0.1 0.2 0.1 0.2 Retail 0.7 0.0 0.2 0.1 0.3 Land Development $1.4 $0.2 $0.1 $0.1 $0.9 Single Family TOTAL Florida Texas Michigan Western March 31, 2008 balances in $billions Geography reflects location of property Risk Management

38 Commercial Mortgage Loans: Commercial Real Estate Line of Business 0.1 0.0 0.0 0.0 0.1 0.0 Multi-use 0.2 0.0 0.0 0.0 0.1 0.1 Office 0.1 0.0 0.0 0.0 0.0 0.1 Single Family 0.1 0.0 -- 0.0 0.0 0.1 Commercial 0.2 0.0 0.1 0.0 0.1 0.0 Multi-family $0.1 0.1 $0.0 Other Markets $1.4 $0.2 $0.1 $0.5 $0.5 TOTAL 0.1 0.0 0.0 0.0 0.0 Retail $0.6 $0.1 $0.1 $0.2 $0.2 Land Carry TOTAL Florida Texas Michigan Western Risk Management March 31, 2008 balances in $billions Geography reflects location of property

39 Texas $2MM Western $58MM Midwest $14MM Florida $1MM Other Markets $1MM Western $9MM Midwest $26MM Commercial Real Estate Line of Business Net Loan Charge-offs 1Q08: $75 million 4Q07: $36 million $ in millions Risk Management

40 California Housing Market California Building Permits 80,000 100,000 120,000 140,000 160,000 180,000 200,000 220,000 Jan-2001 Jan-2002 Jan-2003 Jan-2004 Jan-2005 Jan-2006 Jan-2007 Jan-2008 Rollin g 1 2 -Mo. Sum California Median Existing Single-Family Home Price $200,000 $250,000 $300,000 $350,000 $400,000 $450,000 $500,000 $550,000 $600,000 $650,000 Jan-00 Jan-01 Jan-02 Jan-03 Jan-04 Jan-05 Jan-06 Jan-07 Jan-08 Risk Management Source: California Association of Realtors

41 Western Market Commercial Real Estate Line of Business Smaller local developers 41% of total nonaccrual loans ($217 million) 100% of net loan charge-offs in Western CRE ($58 million) Entire portfolio transferred to Special Assets Group March 31, 2008: $2.5 billion March 31, 2008 balances in $billions * Based on location of booking office; 50% Southern CA, 35% Northern CA CA Local RRE* $0.8B CA Local Residential Real Estate Developer Portfolio: Risk Management

42 Residential Real Estate (RRE) Portfolio Risk Assessment Process Credit Quality Review • Meet quarterly or as new information is available • Approve strategy for exit or restructure • Review collateral values, including appraisals (updated as appropriate) and secondary market price indications • Determine provisions and charge-offs Loan Loss Reserves Increased Special Asset Group (SAG) • Local CA RRE customers and relationship managers transferred to SAG, and managed by experienced work out professionals • Access Secondary Market Debt Sales (Brokers & Commercial Developers) Risk Management

43 Automotive Manufacturer Exposure Declining 12/06 12/07 2/08 Exposure: Dealer $ 7.4 $ 7.3 $ 7.4 Other Automotive: - Domestic Ownership $ 2.9 $ 2.6 $ 2.5 - Foreign Ownership 1.3 1.1 1.1 Total Other Automotive $ 4.2 $ 3.7 $3.6 Outstandings: Dealer $ 5.6 $ 5.4 $ 5.4 Other Automotive: - Domestic Ownership $ 1.7 $ 1.4 $ 1.4 - Foreign Ownership 0.5 0.4 0.4 Total Other Automotive $ 2.2 $ 1.8 $ 1.8 $39 $20 $17 $16 $16 $0 $20 $40 $60 Millions 1Q07 2Q07 3Q07 4Q07 1Q08 Other Automotive Nonaccrual Loans $7 ($6) ($0) ($0) $0 -$10 -$5 $0 $5 $10 Millions 1Q07 2Q07 3Q07 4Q07 1Q08 Other Automotive Net Credit-related Charge-offs (Recoveries) Period-end in $billions Exposure includes committed and discretionary facilities (undrawn and outstanding) Risk Management

44 Franchise Distribution* Toyota / Lexus 22% Honda / Acura 19% Ford 13% General Motors 8% Nissan / Infinity 7% Mercedes 6% Chrysler 5% Other European 5% Other Asian 5% Other** 10% 1Q08 Average Loans Outstanding: $5.2 billion Midwest $0.8B 16% Western $3.2B 63% Texas $0.3B 5% Florida $0.5B 9% Geographic Dispersion * Franchise distribution based on March 31, 2008 period-end outstandings ** “Other” includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans) Diversified National Dealer Services Business Other Markets $0.4B 7% Risk Management

45 Consumer Loan Portfolio 8% of total outstandings No sub-prime mortgage programs Self-originated & relationship oriented 1% of total nonaccrual loans Net loan charge-offs of $6 million 1Q08: $4.4 billion 1Q08 averages in $billions (1) Residential mortgages we hold on our balance sheet are primarily associated with our Private Banking customers. The residential mortgages we originate through our banking centers are typically sold to a third party. (2) The “other” category includes automobile, personal watercraft, student and recreational vehicle loans. Consumer Loans – Home Equity $1.6B 37% Consumer Loans – Other (2) $0.9B 19% Residential Mortgage Loans (1) $1.9B 44% Risk Management

46 Home Equity Portfolio 76% home equity lines and 24% home equity loans Avg. FICO score of 748 at origination* 83% have CLTV = 80%* Average loan vintage is 3.45 years* Geographic Breakdown Midwest 73% Texas 10% Western 15% *Data on loans booked through our Consumer Loan Center which encompasses about 85% of our Home Equity Lines and Loans 1Q08 averages in $billions Geography based on office of origination 1Q08: $1.6 billion Florida 2% Risk Management

47 Funding & Capital

48 Increasing Investment Securities Portfolio Consists primarily of AAA mortgage backed Freddie Mac and Fannie Mae securities Average life of 3.7 years Increase in portfolio lowers net interest margin Assists in managing interest rate risk $ in millions $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 1Q07 2Q07 3Q07 4Q07 1Q08 6.50% 8.00% 9.50% 11.00% 12.50% 14.00% Average Investment Securities Available-for-Sale % of Average Earning Assets Funding & Capital

49 Multiple Funding Sources Solid core deposit growth Moody’s reaffirmed A1 rating and stable outlook Federal Home Loan Bank of Dallas • Joined February 2008 • $2.0 billion advanced with five year term • Multi billion dollar funding capacity Tapping into Repo market Funding & Capital Funding Sources Short-term / Wholesale 17% Interest-bearing Deposits 42% Noninterest-bearing Deposits 17% Medium-and Long-term Debt 16% Equity 8% In addition to the funding sources above, Comerica maintains untapped capacity to borrow at the Federal Reserve, including the discount window and the Term Auction Facility

50 Strong Capital Structure Funding & Capital Comerica Peer Banks* Tier 1 Capital Composition at 12/31/07 Common Equity 91% Common Equity 79% Preferred 9% Preferred 21% *Peer Group consists of: BBT, FITB, HBAN, KEY, MI, MTB, NCC, PNC, RF, STI, UB, USB, ZION

51 5.50% 6.00% 6.50% 7.00% 7.50% 8.00% 12/31/06 3/31/07 6/30/07 9/30/07 12/31/07 3/31/2008 Comerica Peer Group Median** Solid Capital Position Tier 1 Common Capital Ratio History* *Tier 1 Common = (Tier 1 Capital – Preferred Stock) / Risk-adjusted Assets; estimated at 3/31/08 **Peer Group consists of: BBT, FITB, HBAN, KEY, MI, MTB, NCC, PNC, RF, STI, UB, USB, ZION Tier 1 Common Capital Ratio* of 6.71% within target range of 6.50% - 7.50% 39 consecutive years of dividend increases; Increased dividend 3% on January 22, 2008 Strong capital position relative to Peer Group Funding & Capital

52 Dominion Moody’s Bond Standard Investors Fitch Rating & Poor’s Service Ratings Service Comerica Incorporated - Long Term - Senior A A2 A+ A - Short Term A-1 P-1 F1 R-1 (Low) Ratings Outlook Stable Stable Stable Stable Comerica Bank - Long Term - Senior A+ A1 A+ A (High) - Short Term A-1 P-1 F1 R-1 (Mid) Ratings Outlook Stable Stable Stable Stable Funding & Capital Stable Debt Ratings As of March 31, 2008

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